UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2017

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3025 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On March 6, 2017, Armstrong Flooring, Inc. (the “Company”) issued a press release announcing its fourth quarter and full year 2016 financial results. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Officers

In connection with the Company’s March 6, 2017 announcement that it is combining its commercial and residential go-to-market structure and related operations (the “Realignment”), the Company’s Board of Directors (the “Board”) approved the appointment and designation of Brent A. Flaharty as Senior Vice President, North America Sales, with responsibility for sales and sales operations, effective March 6, 2017. In addition, also effective March 6, 2017, Joseph N. Bondi will transition from Senior Vice President and North America Residential to Senior Vice President and Chief Product Officer, with responsibility for research and development, design, resilient and wood product management, marketing, customer service and pricing, and Dominic C. Rice will transition from Senior Vice President and Commercial to Senior Vice President, Global Operations and Manufacturing with responsibility for resilient and wood manufacturing, environmental, health and safety, engineering, procurement, demand and supply planning, and the Company’s Pacific Rim businesses. Biographical information for Messrs. Bondi and Rice can be found in Part III, Item 10 of the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 6, 2017. Biographical information for Mr. Flaharty is set forth below:

Brent A. Flaharty, 44, Senior Vice President, North America Sales, joined the Company in December 2016 as Vice President, Residential Sales. Prior to joining the Company, Mr. Flaharty served as Chief Revenue Officer of Mag Instrument, Inc. (Maglite®) (2016), Chief Marketing Officer of Exemplis Corporation (2015 – 2016), and Vice President and Business Leader, North America, of Masonite International Corporation (2012 – 2015). From 1997 to 2012, Mr. Flaharty served in various strategic, business development, sales, and marketing capacities for Stanley Black and Decker, Inc.

The Company will enter into a Change in Control Severance Agreement with Mr. Flaharty in substantially the same form as the form disclosed as Exhibit 99.1 of the Form 8-K filed by the Company with the SEC on September 2, 2016.

Also as a result of the Realignment, Charles E. Grogan, Senior Vice President, Operations will be departing the Company following a brief transition.

Clawback Policy

On March 3, 2017, the Company’s Board adopted the Armstrong Flooring, Inc. Recoupment Policy (the “Clawback Policy”).

Pursuant to the Clawback Policy, in the event of a material restatement of the Company’s financial results, the Board, the Board’s Compensation Committee or another Board committee may, to the extent permitted by applicable law and as the Board or a committee may in its sole discretion deem appropriate and in the best interests of the Company, seek the recoupment or forfeiture of any incentive-based compensation paid or awarded to current and former executive officers and any other officer of the Company who engaged in fraud, negligence or other misconduct that resulted in the restatement in excess of the amount that would have been paid or awarded to the officer under the Company’s restated financial statements. The Clawback Policy includes a look-back period of three years preceding the payment or award, as applicable, of the incentive compensation unless the restatement resulted from fraud or misconduct by the recipient officer, in which case the three-year look back period would not apply. The foregoing description of the Clawback Policy is qualified in its entirety by reference to the full text of the Clawback Policy, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On March 6, 2017, the Company issued a press release announcing that it will report its fourth quarter and full year 2016 financial results via a webcast and conference call (the “Conference Call”) on Monday, March 6, 2017 at 10:00 a.m. Eastern Time which can be accessed through the “Investors” section of the Company’s website, www.armstrongflooring.com. The Company will also discuss the Realignment during the Conference Call.

On March 6, 2017, the Company issued a press release announcing that its Board of Directors approved a share repurchase program (the “Share Repurchase Program”), pursuant to which the Company may, at times and in such amounts as management deems appropriate, subject to market and business conditions, regulatory requirements and other factors, purchase shares of its common stock for an aggregate repurchase price not to exceed $50 million. Repurchases under the Share Repurchase Program may be made through open market and block transactions, including Rule 10b5-1 plans. The Share Repurchase Program does not obligate the Company to purchase any particular amounts of common stock and may be suspended or discontinued at any time without notice. The full text of the Share Repurchase Program press release is attached hereto as Exhibit 99.3.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Armstrong Flooring, Inc. dated March 6, 2017

99.2	Armstrong Flooring, Inc. Recoupment Policy

99.3	Press Release of Armstrong Flooring, Inc. dated March 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Christopher S. Parisi
Christopher S. Parisi
Senior Vice President, General Counsel & Secretary

Date: March 6, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Armstrong Flooring, Inc. dated March 6, 2017

99.2	Armstrong Flooring, Inc. Recoupment Policy

99.3	Press Release of Armstrong Flooring, Inc. dated March 6, 2017